Personnel expenses	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Personnel expenses
Personnel expenses

Personnel expenses recognized in continuing operations in the statements of comprehensive income were $2,058 million for the year ended December 31, 2017 (2016: $2,122 million; 2015: $2,061 million). Personnel expenses include salaries, wages, employee related taxes, short-term employee benefits, pension benefits (including plans assumed), post-employment medical benefits, other long-term employee benefits and non-cash pension expense related to the exit from a multi-employer pension plan. For additional details related to the post-employment benefit plans, refer to note 17.

There were no personnel expenses recognized in discontinued operations in the statements of comprehensive income for the years ended December 31, 2017 and 2016 (2015: $68 million).